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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 14, 2001


                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

            DELAWARE                   0-9408                    84-1097578
(State or other jurisdiction of     (Commission               (I.R.S. Employer
 incorporation or organization)     file number)             Identification No.)


                  1099 18TH STREET, SUITE 400, DENVER CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed from last report.)





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                            PRIMA ENERGY CORPORATION
                                    FORM 8-K
                                 AUGUST 14, 2001


ITEM 5.  OTHER EVENTS

         On August 14, 2001, Prima Energy Corporation, a Delaware corporation, issued a press release reporting earnings for the quarter and six months ended June 30, 2001, and providing an update on operating activities and commodity hedging. A copy of the press release is attached hereto as Exhibit 99.5




ITEM 7C. EXHIBITS

         The following exhibit is filed herewith pursuant to the provisions of
Item 601 of Regulation S-K.

          Exhibit
         Table No.         Document                                    Exhibit No.
         ---------         --------                                    -----------
            99             Prima Energy Corporation Press                 99.5
                           Release dated August 14, 2001





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PRIMA ENERGY CORPORATION
                                               (Registrant)



Date      August 16, 2001               By /s/ Neil L. Stenbuck
    ---------------------------           --------------------------------------
                                           Neil L. Stenbuck,
                                           Vice President - Finance







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                                 EXHIBIT INDEX


 Exhibit
Table No.         Document                                    Exhibit No.
---------         --------                                    -----------
   99             Prima Energy Corporation Press                 99.5
                  Release dated August 14, 2001